UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2014

RESPONSE BIOMEDICAL CORP.

(Exact name of registrant as specified in its charter)

Vancouver, British Columbia, Canada	000-50571	98 -1042523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1781 - 75th Avenue W.

Vancouver, British Columbia, Canada V6P 6P2

(Address of principal executive offices, including zip code)

(604) 456-6010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Response Biomedical Corp. (the “Company” or “Response”) has a term loan facility with Silicon Valley Bank (“SVB”), dated February 11, 2014, as amended (the “Loan Agreement”). Under the terms of the Loan Agreement, the Company is required to comply with certain financial covenants in the Loan Agreement. On September 30, 2014, the Company filed a current report on Form 8-K in which the Company discussed its entry into a Forbearance Agreement with SVB (the “Forbearance Agreement”) in respect of the fact that Response was no longer in compliance with a financial covenant in the Loan Agreement.

As of October 31, 2014, the Company was not in compliance with a certain financial covenant in the Loan Agreement, and therefore an event of default occurred thereunder.  Under the terms of the Loan Agreement, SVB is permitted to exercise certain rights and remedies against Response. Effective as of October 31, 2014, the Company entered into an additional forbearance agreement with SVB (the “Additional Forbearance Agreement”). The parties entered into the Additional Forbearance Agreement because Response is no longer in compliance with a certain financial covenant in the Loan Agreement and the parties anticipate that Response will continue to be in default under the Loan Agreement for failing to comply with such covenant.

Under the terms of the Additional Forbearance Agreement, SVB agreed to forbear from exercising its rights and remedies against Response through the earliest to occur of (a) December 15, 2014, (b) a subsequent failure by Response to comply with the Additional Forbearance Agreement, (c) a subsequent event of default (other than the default or anticipated default giving rise to the Additional Forbearance Agreement) under the Loan Agreement, or (d) Response participating in an adverse proceeding against SVB.

The preceding description of the Additional Forbearance Agreement is qualified in its entirety by reference to the copy of the Additional Forbearance Agreement filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01 Other Events.

The Company issued a press release on November 3, 2014, announcing its entry into the Additional Forbearance Agreement. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1 †	Forbearance to Loan Agreement, dated as of October 31, 2014, by and between the Company and Silicon Valley Bank.
99.1	Press release, dated November 3, 2014.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and the non-public information has been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE BIOMEDICAL CORP.

By:	/s/William J. Adams
William J. Adams Chief Financial Officer

Date: November 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1 †	Forbearance to Loan Agreement, dated as of October 31, 2014, by and between the Company and Silicon Valley Bank.
99.1	Press release, dated November 3, 2014.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and the non-public information has been filed separately with the SEC.